UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2019

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.01 par value	KEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on October 29, 2019, Key Energy Services, Inc. (the “Company” or “Key”) entered into (i) a forbearance agreement (the “Term Loan Forbearance Agreement”) with Cortland Products Corp., as agent (in such capacity, the “Agent”), and the lenders party thereto (the “Term Loan Lenders”), collectively holding over 99.5% of the principal amount of the outstanding term loans, regarding a default under the Term Loan and Security Agreement, dated as of December 15, 2016, by and among Key, the Agent and the Term Loan Lenders and (ii) a forbearance agreement (the “ABL Forbearance Agreement” and, collectively, the “Forbearance Agreements”) with Bank of America, N.A., as administrative agent (the “Administrative Agent”), and all of the lenders party thereto (the “ABL Lenders” and, collectively with the Term Loan Lenders, the “Lenders”) regarding a cross-default under the Loan and Security Agreement, dated as of April 5, 2019, by and among Key, the Administrative Agent and the ABL Lenders (such defaults, the “Specified Defaults”).

On December 6, 2019, the Company and the Lenders party thereto amended the Forbearance Agreements (the “Forbearance Agreement Amendments”) to extend the forbearance period. Pursuant to the Forbearance Agreement Amendments, the Lenders party thereto have agreed that, until the earlier of January 10, 2020 or the occurrence of certain specified early termination events, such Lenders will forbear from exercising any default-related rights and remedies with respect to the Specified Defaults.

The foregoing description of the Forbearance Agreement Amendments is qualified in its entirety by reference to the complete text of (i) the Amendment to the Term Loan Forbearance Agreement, attached as Exhibit 10.1 hereto and (ii) the Amendment to the ABL Forbearance Agreement, attached as Exhibit 10.2 hereto, each incorporated herein by reference.

Item 8.01 Other Events

On December 9, 2019, Key issued a press release relating to the events described in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 to this report. The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment to Forbearance Agreement, dated December 6, 2019, by and among Key Energy Services, Inc., as borrower, the Lenders party thereto, and Cortland Products Corp., as agent.

10.2	Amendment to Forbearance Agreement, dated December 6, 2019, by and among Key Energy Services, Inc., Key Energy Services, LLC, the Lenders party thereto, and Bank of America, N.A., as administrative agent.†

99.1	Press Release, dated December 9, 2019.

†	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: December 9, 2019	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel & Corporate Secretary